SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: January 5, 2004


                              WHITEMARK HOMES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Colorado                      0-8301                   25-1302097
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(State or other jurisdiction         (Commission               (IRS Employer
           of incorporation)         File Number)            Identification No.)



650 SOUTH CENTRAL AVENUE, SUITE 1000
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OVIEDO, FLORIDA 32765
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(Address of principal executive offices)


Registrant's telephone number, including area code:  (407) 366-9668
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ITEM 9.  REGULATION F-D DISCLOSURE.

     On December 19, 2003, Whitemark Homes, Kenneth L. White, Whitemark's President and Chief Executive Officer, and two former officers of Whitemark received "Wells" letters stating that the staff of the Securities and Exchange Commission intends to recommend that the Commission bring a civil action against them. The letter stated that the staff will allege, among other things, that Whitemark improperly accounted for its acquisition of North Florida Consulting. Under the Wells process, Whitemark will have an opportunity to respond before a formal recommendation is made. Whitemark intends to avail itself of this opportunity. Whitemark cannot determine at this time the impact of any resulting civil action.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     WHITEMARK HOMES, INC.



Date:  January 5, 2004               By:    /s/ Kenneth L. White
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                                     Name:  Kenneth L. White
                                     Its:  President and Chief Executive Officer




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